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                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Nos. 2-74458, 2-86550, 2-93380, 33-26276, 33-31446 and 333-06981 and into previously filed Form S-3 Registration Statement Nos. 33-57332 and 33-61070.




                                                  ARTHUR ANDERSEN LLP




Houston, Texas
March 27, 1998